UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

Barings BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 7, 2024, Barings BDC, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, Barings LLC, and Wells Fargo Securities, LLC, SMBC Nikko Securities America, Inc., BMO Capital Markets Corp., and Fifth Third Securities, Inc., as representatives of the several underwriters named in Schedule A thereto, in connection with the issuance and sale of $300 million in aggregate principal amount (the “Offering”) of the Company’s 7.000% senior, unsecured notes due 2029 (the “Notes”). The Offering closed on February 12, 2024 and the Notes were issued under a Second Supplemental Indenture, dated February 12, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to the indenture, dated November 23, 2021, between the Company and the Trustee (the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”).

The Notes will mature on February 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the Indenture. The Notes bear interest at a rate of 7.000% per year payable semi-annually on February 15 and August 15 of each year, commencing on August 15, 2024. The Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements (but giving effect to exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”)), and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Company may be required by the holders of the Notes to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-273253) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated February 7, 2024 and a final prospectus supplement dated February 7, 2024. The Offering closed and the Notes were delivered and paid for on February 12, 2024. The net proceeds to be received by the Company are estimated to be approximately $292.9 million, after deducting the underwriting discounts and estimated offering expenses payable by the Company.

The Company intends to use the net proceeds of this Offering to repay indebtedness under its senior secured credit facility initially entered into in February 2019, as amended, restated and otherwise modified from time to time. The Company may reborrow under its credit facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

The foregoing description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Underwriting Agreement, which is filed with this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference, (ii) the full text of the Second Supplemental Indenture and the accompanying Form of 7.000% Notes due 2029, which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference, and (iii) the full text of the Base Indenture, a form of which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 24, 2021, which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

1.1
Underwriting Agreement, dated February 7, 2024, among the Company, Barings LLC, and Wells Fargo Securities, LLC, SMBC Nikko Securities America, Inc., BMO Capital Markets Corp., and Fifth Third Securities, Inc., as representatives of the several underwriters named in Schedule A thereto

4.1	Second Supplemental Indenture, dated as of February 12, 2024, relating to the 7.000% Notes due 2029, by and between the Company and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of 7.000% Notes due 2029 (contained in the Second Supplemental Indenture incorporated by reference to Exhibit 4.1 hereto)

5.1	Opinion of Dechert LLP, dated February 12, 2024

23.1	Consent of Dechert LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: February 12, 2024	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and Chief Operating Officer